Exhibit 99.1

GLOBAL SPAC PARTNERS AND GORILLA TECHNOLOGY GROUP INC. ANNOUNCE COMMITMENTS FOR $50.5 MILLION PIPE FINANCING, SECURING FULL MINIMUM CASH CONDITION TO CLOSE THE PREVIOUSLY ANNOUNCED BUSINESS COMBINATION.

Taipei, Taiwan and New York, NY , Feb. 10, 2022 (GLOBE NEWSWIRE) --  Global SPAC Partners Co. (NASDAQ: “GLSPU” units, “GLSPT” subunits and “GLSPW” warrants) (“Global”) and Gorilla Technology Group Inc. (“Gorilla”), a global leader in edge artificial intelligence (“edge AI”) for security and other applications, announced today that they have entered into subscription agreements with experienced AI institutional investors (the “PIPE Investors”) to purchase $50.5 million of private placement securities in Global (the “PIPE”), in connection with the closing of the previously announced business combination between Global and Gorilla. The PIPE consists of the sale of subunits of Global at a price of $10.10 per subunit (“PIPE subunits”), with each PIPE subunit identical to the subunits included as part of the public units sold in Global’s initial public offering. The purchase of the PIPE subunits will be consummated immediately prior to the closing of the business combination, with such PIPE subunits immediately being cancelled in connection with the closing of the business combination and in consideration for newly issued Gorilla ordinary shares and warrants. The PIPE investment is conditioned upon the completion of the business combination between Global and Gorilla, which is subject, among other matters, to approval of the equityholders of Global and Gorilla.

Jay Chandan, Chairman of Global, commented, “This is a significant milestone for us.  We are delighted to be partnering with a group of investors who recognize the change, that is edge AI.  This commitment helps satisfy the minimum cash condition to closing the business combination, which means we can now turn our full attention to closing the business combination in the second quarter of 2022. We are excited the PIPE consists of the same publicly traded subunits, purchased at the currently anticipated trust redemption price of $10.10 per subunit. I strongly believe that this transaction will put Asian Edge AI technology companies firmly on the map.”

Tomoyuki Nii, Chairman of Gorilla and Director & Executive Officer at SBI Investment, stated “We believe this PIPE commitment demonstrates the confidence in Gorilla, its technology & platform and the future of the edge AI industry. This announcement allows management to return its focus on the operations and growth, expanding its leadership position and the acceleration of its global expansion.”

The number of PIPE subunits the PIPE investors are required to purchase is subject to reduction to the extent they purchase Global subunits in the open market or privately negotiated transactions with third parties and hold and do not redeem such subunits in connection with any redemption conducted by Global. For further information, please refer to Global’s related  current report on Form 8-K, filed with the Securities and Exchange (the “SEC”), for additional information.

Advisors

I-Bankers Securities, Inc. acted as sole placement agent, and Bradbury Securities Limited acted as the distribution agent in Asia.

K&L Gates LLP is serving as legal advisor to Gorilla.

Ellenoff Grossman & Schole, LLP is serving as legal advisor to Global.

About Gorilla Technologies Group Inc.

Gorilla, headquartered in Taipei, Taiwan, is a global leader in security intelligence, network intelligence, business intelligence and IoT technology. Gorilla develops a wide range of solutions including Smart Cities, Smart Retail, Enterprise Security, and Smart Media. In addition, Gorilla provides a complete Security Convergence Platform to government institutions, Telecom companies and private enterprises with network surveillance and cyber security.

Gorilla places an emphasis on offering leading technology, expert service, and precise delivery, and ensuring top-of-the-line, intelligent and strong edge AI solutions that enable clients to improve operational performance and efficiency. With continuous core technology development, Gorilla will deliver edge AI solutions to managed service providers, distributors, system integrators, and hardware manufacturers.

About Global SPAC Partners Co.

Global SPAC Partners Co. is a blank check company formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses globally.

Global is led by Chairman Jay Chandan, Chief Executive Officer, Bryant B Edwards, Chief Operating Officer & President Stephen N. Cannon, Chief Financial Officer Long Long.

Global’ units, subunits and warrants are currently trading on the Nasdaq Capital Market under the symbols “GLSPU,” “GLSPT,” and “GLSPW,” respectively. Each “GLSPU” unit contains one subunit and ½ warrant and holders of the unit may elect to separately trade Global’s subunits and warrants included in the units under the symbols “GLSPT” and “GLSPW,” respectively. Those units not separated continue to trade on the Nasdaq Capital Market under the symbol “GLSPU.” Each “GLSPT” subunit contains one share of Global’s common stock and ¼ warrant. The subunits will not separate into shares of Global’s common stock and warrants unless and until Global consummates an initial business combination. If a holder of the subunit elects to redeem the share of common stock underlying the subunit for cash in trust upon the merger, the ¼ warrant underlying the subunit will be forfeited by the holder.

Important Information and Where to Find It

This press release relates to a proposed transaction between Global and Gorilla (the “Transaction”). This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transaction described herein, Gorilla has filed relevant materials with the SEC, including a registration statement on Form F-4, which includes a preliminary proxy statement/prospectus. Security holders are encouraged to carefully review such information, including the risk factors and other disclosures therein. The proxy statement/prospectus will be sent to all Global security holders as of a record date to be established for voting on the proposed Transaction between Global and Gorilla. Gorilla and Global also will file other documents regarding the proposed Transaction with the SEC. Before making any voting or investment decision, investors and security holders of Global are urged to read the preliminary proxy statement, and amendments thereto, and the definitive proxy statement in connection with Global’s solicitation of proxies for the special meeting to be held to approve the proposed Transaction between Global and Gorilla because these documents will contain important information about Global, Gorilla, and the proposed Transaction between Global and Gorilla.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by Global free of charge through the website maintained by the SEC at www.sec.gov or via the website maintained by Global at www.Globalspac.com or by emailing Info@GlobalSPAC.com.

Participants in the Solicitation

Global and Gorilla and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of Global securities in connection with the proposed Transaction. Information about Global’s directors and executive officers and their ownership of Global’s securities is set forth in Global’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed Transaction may be obtained by reading the proxy statement/prospectus regarding the proposed Transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Non-Solicitation or Offer

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the potential Transaction and shall not constitute an offer to sell or a solicitation of an offer to buy the securities of Global or Gorilla, nor shall there be any sale of any such securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Forward-Looking Statements

This press release contains, and certain oral statements made by representatives of Global and Gorilla and their respective affiliates, from time to time may contain, “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. Global’s and Gorilla’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “might” and “continues,” and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the consummation the Transaction between Global and Gorilla and the PIPE, the benefits of the Transaction and the PIPE and the combined company’s future financial performance, as well as the combined company’s estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release and on the current expectations of Global’ and Gorilla’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions.  Many actual events and circumstances are beyond the control of Global and Gorilla. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions.

These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to satisfy the closing conditions of and to timely close the PIPE financing; the inability of the parties to successfully or timely consummate the Transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the post-closing combined company (the “Company”) or the expected benefits of the Transaction, if not obtained; the failure to realize the anticipated benefits of the Transaction; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of Global prior to the Business Combination, and the Company following the Business Combination, to maintain the listing of the Company’s shares on Nasdaq; costs related to the Transaction; the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the definitive merger agreement by the shareholders of Global, the satisfaction of the minimum cash requirements of the definitive merger agreement following any redemptions by Global’ public shareholders; the risk that the Transaction may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the inability to complete a PIPE transaction; the outcome of any legal proceedings that may be instituted against Global or Gorilla related to the Transaction; the attraction and retention of qualified directors, officers, employees and key personnel of Global and Gorilla prior to the Business Combination, and the Company following the Business Combination; the ability of the Company to compete effectively in a highly competitive market; the ability to protect and enhance Gorilla’s corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in Gorilla’s or the Company’s industry; and, the uncertain effects of the COVID-19 pandemic; competition from larger technology companies that have greater resources, technology, relationships and/or expertise; future financial performance of the Company following the Business Combination including the ability of future revenues to meet projected annual bookings; the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; the ability of the Company to generate sufficient revenue from each of our revenue streams; the ability of the Company’s patents and patent applications to protect the Company’s core technologies from competitors; the Company’s ability to manage a complex set of marketing relationships and realize projected revenues from subscriptions, advertisements; product sales and/or services; the Company’s ability to execute its business plans and strategy; and those factors set forth in documents of Global filed, or to be filed, with SEC. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Global nor Gorilla presently know or that Global and Gorilla currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Global, and Gorilla’s current expectations, plans and forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this press release, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein and the risk factors of Global and Gorilla described above. Global and Gorilla anticipate that subsequent events and developments will cause their assessments to change.  However, while Global and Gorilla may elect to update these forward-looking statements at some point in the future, they each specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Global’ or Gorilla’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Gorilla Technology Group Inc.

Stardi Yen
+886 2 7720 7889
Investor-relations@gorilla-technology.com

Global SPAC Partners Co.

Peter Wright, Intro-Act
(617) 454-1088
GlobalSPAC@intro-act.com

3